CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)

AUDITED FINANCIAL STATEMENTS

For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) to August 15, 2008

CS CHINA ACQUISITION CORP.
(a corporation in the development stage)

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	F-1

Financial Statements
Balance Sheet	F-2
Statements of Operations	F-3
Statements of Changes in Stockholders’ Equity	F-4
Statements of Cash Flows	F-5
Notes to Financial Statements	F-6-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
CS China Acquisition Corp.

We have audited the accompanying balance sheet of CS China Acquisition Corp.(a corporation in the development stage) as of August 15, 2008, and the related statements of operations, changes in stockholders’ equity and cash flows for the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) to August 15, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CS China Acquisition Corp. as of August 15, 2008 and the results of its operations and its cash flows for the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) to August 15, 2008, in conformity with United States generally accepted accounting principles.

On August 15, 2008, the Company closed on its initial public offering (See note 3).

/s/ UHY llp

New York, New York
August 20, 2008

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
BALANCE SHEET
August 15, 2008

ASSETS

CURRENT ASSETS
Cash	$383,796
Cash held in trust	28,608,000
Total assets (all current)	$28,991,796

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accrued Expenses	$155,927
Deferred underwriting fees	864,000
Notes payable to shareholders	138,000
Total current liabilities	1,157,927

Common Stock, subject to possible redemption, 1,919,999 shares at conversion value	11,443,194

COMMITMENTS
SHAREHOLDERS' EQUITY
Preferred shares, $0.0001 par value Authorized 1,000,000 shares; none issued Ordinary shares, $0.0001 par value
Authorized 50,000,000 shares; issued and outstanding 6,180,000 shares (which includes 1,919,999 subject to
possible redemption)	618
Warrants	6,460,000
Additional paid-in capital	9,957,047
Deficit accumulated during the development stage	(26,990)
Total shareholders' equity	16,390,675
Total liabilities and shareholders' equity	$28,991,796

See notes to financial statements.

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
STATEMENTS OF OPERATIONS

		For the period from
	For the period	September 24, 2007
	from January 1, 2008	(inception) to
	August 15, 2008	August 15, 2008

Formation costs	$(134)	$(3,886)
General and Administrative expenses	(2,093)	(23,104)
Operating loss	(2,227)	(26,990)

Net loss	$(2,227)	$(26,990)

Weighted average shares outstanding	1,176,096	1,168,252

Basic and diluted net loss per share	$(0.00)	$(0.02)

See notes to financial statements.

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
For the period from January 1, 2008 to August 15, 2008 and
for the period from September 24, 2007 (inception) August 15, 2008

					Deficit
					Accumulated
				Additional	During the
	Ordinary Shares			Paid-In	Development	Shareholders'
	Shares	Amount	Warrants	Capital	Stage	Equity

Ordinary shares issued September 24, 2007 for cash	1,150,000	$115	$-	$24,885	$-	$25,000
Net loss September 24, 2007 to December 31, 2007	-	-	-	-	(24,763)	(24,763)
Balance at December 31, 2007	1,150,000	115	-	24,885	(24,763)	237
Dividend issued on August 11, 2008	230,000	23	-	(23)
Proceeds from private placement of insider warrants	-	-	1,660,000	-	-	1,660,000
Sale of 4,800,000 units, net of underwriters' discount and	4,800,000	480	4,800,000	21,375,279	-	26,175,759
offering expenses of $4,279,675 including the fair market
value of the underwriters purchase option of $1,804,800
(includes 1,919,999 subject to possible conversion)
Proceeds subject to possible conversion of 1,919,999 shares	-	-	-	(11,443,194)	-	(11,443,194)
Proceeds from issuance of underwriter purchase option	-	-	-	100	-	100
Net loss January 1, 2008 to August 15, 2008	-	-	-	-	(2,227)	(2,227)
Balance at August 15, 2008	6,180,000	$618	$6,460,000	$9,957,047	$(26,990)	$16,390,675

See notes to financial statements.

CS CHINA ACQUISITION CORP.
(A Corporation in the Development Stage)
STATEMENTS OF CASH FLOWS

		For the period from
	For the period from	September 24, 2007
	January 1, 2008	(inception) to
	to August 15, 2008	August 15, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,227)	$(26,990)
Adjustments to reconcile net loss to net cash
used in operating activities:
Change in accrued expenses	-	11,706
Net cash used in operating activities	(2,227)	(15,284)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash held in Trust Fund	(28,608,000)	(28,608,000)
Net cash used in investing activities	(28,608,000)	(28,608,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Gross proceeds of public offering	$28,800,000	$28,800,000
Proceeds from private placement of insider warrants	1,660,000	1,660,000
Proceeds from sale of ordinary shares to founding shareholders	-	25,000
Proceeds from issuance of underwriters purchase option	100	100
Proceeds from shareholders' note payable	13,000	138,000
Payments of costs associated with public offering	(1,485,810)	(1,616,020)
Net cash provided by financing activities	28,987,290	29,007,080

NET INCREASE IN CASH	377,063	383,796
CASH, Beginning	6,733	-
CASH, Ending	$383,796	$383,796

Supplemental Schedule of non-cash financing activity:

Increase in accrual for offering costs	$144,221	$144,221
Deferred underwriting fees	$864,000	$864,000
Fair value of underwriters' purchase option	$1,804,800	$1,804,800
See notes to financial statements.

CS CHINA ACQUISITION CORP.
(A Corporation in the Development Stage)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) August 15, 2008

NOTE 1 - ORGANIZATION AND PLAN OF BUSINESS OPERATIONS

CS China Acquisition Corp. (the “Company”) was incorporated in the Cayman Islands on September 24, 2007 as a blank check company whose objective is to acquire, through a share exchange, asset acquisition or other similar business combination, an operating business, or control of such operating business through contractual arrangements, that has its principal operations located in People’s Republic of China (“PRC”).

All activity from September 24, 2007 (inception) through August 15, 2008 relates to the Company’s formation and its initial public offering described below. The Company has selected July 31 as its fiscal year-end.

The Company consummated its initial public offering (“Offering”) on August 15, 2008 and received proceeds net of transaction costs of $27,319,681 (Note 3) and $1,660,000 from the sale of Insider Warrants (Note 4). The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating business that has its principal operations located in the PRC (“Business Combination”). Furthermore, there is no assurance that the Company will be able to affect a Business Combination successfully. An amount of $28,608,000 (including $1,660,000 of proceeds from the sale of Insider Warrants) is being held in a trust account (“Trust Account”) and is being invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of an initial Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Certain of the initial shareholders have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $1,050,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as any amounts that are necessary to pay the Company’s tax obligations.

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) August 15, 2008.

NOTE 1 - ORGANIZATION AND PLAN OF BUSINESS OPERATIONS (Continued)

The Company, after signing a definitive agreement for a Business Combination, is required to submit such transaction for shareholder approval. In the event that shareholders owning 40% or more of the shares sold in the Offering vote against the Business Combination and exercise their redemption rights described below, the Business Combination will not be consummated. All of the Company’s shareholders prior to the Offering, including all of the officers and directors of the Company (“Initial Shareholders”), have agreed to vote their founding shares in accordance with the vote of the majority in interest of all other shareholders of the Company (“Public Shareholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Shareholder who voted against the Business Combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of ordinary shares sold in the Offering. Accordingly, Public Shareholders holding up to 39.99% of the aggregate number of shares owned by all Public Shareholders may seek redemption of their shares in the event of a Business Combination. Such Public Shareholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Shareholders.

The Company’s Memorandum and Articles of Association provides that the Company will continue in existence only until February 11, 2010, or February 11, 2011 if a letter of intent, agreement in principle or definitive agreement has been executed by February 11, 2010 and the Business Combination has not been consummated by February 11, 2010. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will liquidate and dissolve for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Unit to be offered in the Offering discussed in Note 3).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

Deferred income taxes are provided for the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Basic and diluted loss per share is computed by dividing net loss by the weighted-average number of ordinary shares outstanding during the period.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) August 15, 2008.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Recently Issued Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of SFAS No. 115” (“SFAS No. 159”). This new standard permits entities to choose to measure many financial instruments and certain warranty and insurance contracts at fair value on a contract-by-contract basis. SFAS No. 159 became effective on January 1, 2008. The Company has not elected the fair value option for any of its existing financial instruments and has not determined whether or not it will elect this option for any eligible financial instruments the Company acquires in the future.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations” (“SFAS No. 141(R)”) and SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements” (“SFAS No. 160”). Effective for the Company as of January 1, 2009, SFAS No. 141(R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction; establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed; and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. Effective January 1, 2009, SFAS No. 160 requires all entities to report noncontrolling (minority) interests in subsidiaries as equity in the consolidated financial statements. Moreover, SFAS No. 160 eliminates the diversity that currently exists in accounting for transactions between an entity and noncontrolling interests by requiring they be treated as equity transactions. Management is evaluating the impact of adopting SFAS No. 141(R) and SFAS No. 160, if any, on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an Amendment of FASB Statement No. 133” (“SFAS No. 161”). SFAS No. 161 expands the disclosure requirements in SFAS No. 133, regarding an entity’s derivative instruments and hedging activities. SFAS No. 161 is effective on January 1, 2009. Management is evaluating the impact of adopting SFAS No. 161, if any, on the Company’s financial statements.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS No. 162”). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (GAAP) in the United States (the GAAP hierarchy). SFAS No. 162 shall be effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board (PCAOB) amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. Management is evaluating the impact of adopting SFAS No. 162, if any, on the Company’s financial statements.

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) August 15, 2008.

NOTE 3 - INITIAL PUBLIC OFFERING

On August 15, 2008, the Company sold 4,800,000 units (“units”) at a price of $6.00 per unit in the Offering. Each unit consists of one ordinary share of the Company’s stock and two Redeemable Ordinary Share Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one ordinary share at an exercise price of $5.00 commencing the later of the completion of a Business Combination or August 11, 2009 and expiring August 10, 2013. The Company may redeem the Warrants, with the prior consent of EarlyBirdCapital, Inc. (”EBC”), the representative of the underwriters in the Offering, at a price of $0.01 per Warrant upon 30 days notice while the Warrants are exercisable, only in the event that the last sale price of the ordinary shares is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In such event, the holder would pay the exercise price by surrendering his Warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement, relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company paid the underwriters in the Offering an underwriting discount of 4% ($1,152,000) of the gross proceeds of the Offering. The Company is obligated to pay the underwriters an underwriting discount of an additional 3% of the gross proceeds of the Offering ($864,000 at August 15, 2008) if the Company completes a Business Combination. The underwriters have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination. The Company also issued a unit purchase option, for $100, to EBC (and its designees) to purchase 480,000 units at an exercise price of $6.60 per unit. The units issuable upon exercise of this option are identical to the units sold in the Offering. The Company has accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to shareholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $1,804,800 ($3.76 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to EBC is estimated as of the date of grant using the following assumptions: (1) expected volatility of 76.06%, (2) risk-free interest rate of 4.12% and (3) expected life of 5 years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying ordinary shares) to exercise the unit purchase option without the payment of any cash. The Company has no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) August 15, 2008.

NOTE 4 - INSIDER WARRANTS

Simultaneously with the Offering, certain of the Initial Shareholders of the Company purchased 3,320,000 Warrants (“Insider Warrants”) at $0.50 per Warrant (for an aggregate purchase price of $1,660,000) in a private placement. The Company believes the purchase price of these warrants approximates the fair value of such warrants. The warrants were accounted for as permanent equity. All of the proceeds received from this purchase were placed in the Trust Account. The Insider Warrants purchased by such purchasers are identical to the Warrants in the Offering except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercisable on a “cashless basis,” at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), so long as such securities are held by such purchasers or their affiliates. Furthermore, the purchasers have agreed that the Insider Warrants will not be sold or transferred by them until after the Company has completed a Business Combination. The purchasers of the Insider Warrants will purchase an additional 288,000 Insider Warrants for an aggregate of $144,000 when the underwriters in the Offering exercise their over-allotment option in full (See note 9).

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) August 15, 2008.

The Initial Shareholders and the holders of the Insider Warrants (or underlying ordinary shares) are entitled to registration rights with respect to their founding shares and Insider Warrants (or underlying ordinary shares) pursuant to an agreement signed on August 11, 2008. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (and underlying ordinary shares) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Shareholders and holders of the Insider Warrants (and underlying ordinary shares) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

NOTE 5 - NOTES PAYABLE TO SHAREHOLDERS

The Company issued, in aggregate, $138,000 principal amount of unsecured promissory notes to certain officers and initial shareholders. The notes were non-interest bearing and were payable on the earlier of October 15, 2008 or the consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates its carrying amount. The notes will be repaid upon consummation of the Offering.

NOTE 6 - COMMITMENTS

The Company presently occupies office space provided by an affiliate of the Chairman of the Board. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on August 11, 2008.

Pursuant to letter agreements dated as of August 11, 2008 with the Company and EBC, the Initial Shareholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

NOTE 7 - PREFERRED STOCK

The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred shares which participates in the proceeds of the Trust Account or which votes as a class with the ordinary shares on a Business Combination.

CS CHINA ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS
For the period from January 1, 2008 to August 15, 2008 and for the period from September 24, 2007 (inception) August 15, 2008.

NOTE 8 - ORDINARY SHARES

At August 15, 2008, 14,360,000 ordinary shares have been reserved for issuance upon exercise of outstanding Warrants and underwriter’s unit purchase option.

NOTE 9 - SUBSEQUENT EVENT

On August 20, 2008, the underwriters notified the Company that they had exercised their over allotment option to purchase an additional 720,000 units. The additional units to be sold pursuant to the over allotment option will generate gross proceeds of $4,320,000.

Simultaneously with the consummation of the over allotment option, the Company will sell an additional 288,000 Insider Warrants to certain Initial Stockholders of the Company at $0.50 per Insider Warrant for proceeds of $144,000.

FINANCIAL Statementts